INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment No.
30 to  Registration  Statement No.  33-17850 of  Oppenheimer
Main  Street  Funds,  Inc on Form N-1A of our  report  dated
September   22,  2003,   appearing   in  the   Statement  of
Additional  Information,  which is part of such Registration
Statement,  and to the  reference  to us under the  headings
"Independent   Auditors"  in  the  Statement  of  Additional
Information  and "Financial  Highlights" in the  Prospectus,
which is also part of such Registration Statement.

Deloitte & Touche LLP

/s/ Deloitte & Touche LLP

Denver, Colorado
October 20, 2003